Destra MULTI-aLTERNATIVE Fund

Class A Shares (MSFDX)	Class C Shares (MCFDX)
Class L Shares (MSFYX)	Class I Shares (MSFIX)

February 20, 2019

SUPPLEMENT TO STATEMENT OF ADDITIONAL
INFORMATION (“SAI”) DATED DECEMBER 7, 2018

Compensation of Trustees

The Board of Trustees has adopted a Destra Fund Complex-wide trustee compensation arrangement. As of April 1, 2019, Trustee compensation for the Fund will be allocated on a prorated basis among the funds in the Destra Fund Complex.

Accordingly, the information related to Trustee Compensation in the section entitled “MANAGEMENT OF THE FUND – Compensation” beginning on page 17 of the SAI is deleted and replaced with the following:

Compensation

Trustees who do not also serve in an executive officer capacity for the Fund, the Adviser or the Sub-Adviser are entitled to receive from the Fund an annual cash retainer.

Effective April 1, 2019, in consideration of the services rendered by the Independent Trustees, the Destra Fund Complex will pay each Independent Trustee a retainer of $39,000 per year, and the Chairman of the Board a retainer of $46,000 per year for his services in this capacity. The Destra Fund Complex consists of the Fund, the Destra International & Event-Driven Credit Fund, Destra Wolverine Dynamic Asset Fund and the Destra Flaherty & Crumrine Preferred and Income Fund, both a series of the Destra Investment Trust, and the Destra Exchange-Traded Fund Trust, of which there is currently no active series. Each fund in the Destra Fund Complex pays a portion of the retainer received by each Trustee, which is allocated annually across the Destra Fund Complex based on each fund’s respective net assets as of December 31 of the preceding year.

Prior to April 1, 2019, the Fund paid each Independent Trustee a retainer of $18,000 per year, and the Chairman of the Board a retainer of $18,000 per year for his services in this capacity.

The Fund also reimburses each of the Trustees for all reasonable and authorized business expenses in accordance with the Fund’s policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person Board meeting and each committee meeting not held concurrently with a Board meeting.

The table below details the amount of compensation the Trustees received from the Fund during the fiscal period ended February 28, 2018. The Fund does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Destra Fund Complex* Paid to Trustees
John S. Emrich, Trustee	None	None	None	None
Michael S. Erickson, Trustee	None	None	None	None
Jeffrey S. Murphy, Trustee	None	None	None	None
Nicholas Dalmaso, Trustee	None	None	None	None
Mark J. Riedy**	$32,500	None	None	None
Ira J. Miller**	$31,500	None	None	None
John D. Frager**	$20,000	None	None	None
Darlene DeRemer**	$31,500	None	None	None
Raymond J. Lucia, Jr.**	None	None	None	None

_____________________

* The term “Destra Fund Complex” refers to the Fund, the Destra International & Event-Driven Credit Fund, Destra Wolverine Dynamic Asset Fund and the Destra Flaherty & Crumrine Preferred and Income Fund, both a series of the Destra Investment Trust, and the Destra Exchange-Traded Fund Trust, of which there is currently no active series.

** Messrs. Riedy, Miller, Frager, Lucia and Ms. DeRemer each resigned as Trustees of the Fund effective on November 30, 2018.

Please retain this Supplement for future reference.